UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23180

T. Rowe Price Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: February 28, 2019

Item 1. Schedule of Investments

Total Return Fund	February 28, 2019

T. ROWE PRICE TOTAL RETURN FUND

Unaudited

VEREIT Operating Partnership, 3.95%, 8/15/27	65	62
		195
Total Financial Institutions		2,058
NDUSTRIAL 15.6%		
Basic Industry 1.7%		
ABJA Investment, 5.45%, 1/24/28	200	183
ArcelorMittal, STEP, 6.25%, 2/25/22	55	59
Braskem Finance, 7.375% (3)	200	202
Fufeng Group, 5.875%, 8/28/21	200	203
Joseph T. Ryerson & Son, 11.00%, 5/15/22 (2)	6	6
Kissner Holdings, 8.375%, 12/1/22 (2)	42	44
Koppers, 6.00%, 2/15/25 (2)	10	9
		706
Capital Goods 1.2%		
BWAY Holding, 7.25%, 4/15/25 (2)	60	57
Colfax, 6.375%, 2/15/26 (2)	68	71
General Electric, 4.625%, 1/7/21	180	184
Pactiv, 7.95%, 12/15/25	40	39
Reynolds Group Issuer, FRN, 3M USD LIBOR + 3.50%, 6.287%, 7/15/21 (2)	70	70
StandardAero Aviation Holdings, 10.00%, 7/15/23 (2)	25	27
Stevens Holding, 6.125%, 10/1/26 (2)	22	23
Welbilt, 9.50%, 2/15/24	50	54
		525
Communications 3.3%		
Axtel Sab De Cv, 6.375%, 11/14/24	200	197
CCO Holdings, 5.00%, 2/1/28 (2)	45	43
CCO Holdings, 5.875%, 5/1/27 (2)	60	62
Clear Channel Worldwide Holdings, 9.25%, 2/15/24 (2)	80	84
Clear Channel Worldwide Holdings, Series B, 7.625%, 3/15/20	20	20
Hughes Satellite Systems, 7.625%, 6/15/21	50	53

iHeartCommunications, 9.00%, 12/15/19 (6)(7)	50	35
iHeartCommunications, 9.00%, 9/15/22 (6)(7)	5	4
Intelsat Jackson Holdings, 8.50%, 10/15/24 (2)	37	37
Intelsat Jackson Holdings, 9.50%, 9/30/22 (2)	90	104
Intelsat Jackson Holdings, 9.75%, 7/15/25 (2)	20	21
Iridium Communications, 10.25%, 4/15/23 (2)	87	96
MTN Mauritius Investments, 6.50%, 10/13/26	200	202
Sirius XM Radio, 6.00%, 7/15/24 (2)	75	78
Sprint, 7.25%, 9/15/21	20	21
Sprint Communications, 11.50%, 11/15/21	35	41
T-Mobile USA, 6.50%, 1/15/26	50	53
Vodafone Group, VR, 6.25%, 10/3/78 (1)	220	211
Zayo Group, 6.375%, 5/15/25	54	54
		1,416
Consumer Cyclical 3.0%		
Agile Group Holdings, 9.00%, 5/21/20	200	207
Ford Motor Credit, 3.336%, 3/18/21	200	196
General Motors Financial, 4.35%, 4/9/25	105	103
GLP Capital, 5.25%, 6/1/25	160	165
Longfor Group Holdings, 4.50%, 1/16/28	200	188
Scientific Games International, 10.00%, 12/1/22	34	36
Shimao Property Holdings, 8.375%, 2/10/22	100	104
Tesla, 5.30%, 8/15/25 (2)	50	44
VICI Properties 1, 8.00%, 10/15/23	23	25
Yanlord Land, 6.75%, 4/23/23	200	201
Yum! Brands, 5.35%, 11/1/43	34	29
		1,298
Consumer Non-Cyclical 2.1%		
Altria Group, 4.40%, 2/14/26	90	91
Altria Group, 6.20%, 2/14/59	40	40
Anheuser-Busch Inbev Worldwide, 4.75%, 1/23/29	85	89

Avantor, 9.00%, 10/1/25 (2)	117	125
Bausch Health, 7.00%, 3/15/24 (2)	75	79
Bausch Health Americas, 8.50%, 1/31/27 (2)	52	54
Bausch Health Americas, 9.25%, 4/1/26 (2)	40	43
Chobani, 7.50%, 4/15/25 (2)	50	45
HCA, 5.875%, 2/1/29	20	21
HCA, 7.50%, 2/15/22	80	88
MPH Acquisition Holdings, 7.125%, 6/1/24 (2)	100	100
New Albertsons, 7.50%, 3/15/26 (2)	37	38
Post Holdings, 8.00%, 7/15/25 (2)	65	69
		882
Energy 2.5%		
Boardwalk Pipelines, 5.95%, 6/1/26	115	119
Carrizo Oil & Gas, 8.25%, 7/15/25	40	42
Cheniere Corpus Christi Holdings, 5.125%, 6/30/27	20	20
Cheniere Corpus Christi Holdings, 7.00%, 6/30/24	100	111
DCP Midstream Operating, 8.125%, 8/16/30	87	101
Enbridge, Series 16-A, VR, 6.00%, 1/15/77 (1)	175	171
Parsley Energy, 6.25%, 6/1/24 (2)	35	36
Sabine Pass Liquefaction, 4.20%, 3/15/28	185	182
Seven Generations Energy, 5.375%, 9/30/25 (2)	35	34
Seven Generations Energy, 6.75%, 5/1/23 (2)	50	51
Targa Resources Partners, 6.50%, 7/15/27 (2)	30	32
Targa Resources Partners, 6.75%, 3/15/24	75	79
Woodside Finance, 3.70%, 3/15/28 (2)	108	102
		1,080
Industrial Other 0.1%		
Howard Hughes, 5.375%, 3/15/25 (2)	45	44
		44
Technology 1.4%		
Baidu, 3.875%, 9/29/23	200	202

Broadcom, 3.625%, 1/15/24	210	204
Refinitiv U.S. Holdings, 8.25%, 11/15/26 (2)	79	77
Solera, 10.50%, 3/1/24 (2)	90	97
Travelport Corporate Finance, 6.00%, 3/15/26 (2)	30	32
		612
Transportation 0.3%		
Emirates Airlines, 4.50%, 2/6/25	114	114
		114
Total Industrial		6,677
UTILITY 1.1%		
Electric 1.1%		
Enel Chile, 4.875%, 6/12/28	200	208
NRG Energy, 7.25%, 5/15/26	32	35
Southern California Edison, 4.125%, 3/1/48	145	133
Southern California Edison, 5.95%, 2/1/38	30	33
Vistra Energy, 8.00%, 1/15/25 (2)	35	37
Vistra Operations, 5.50%, 9/1/26 (2)	30	31
Total Utility		477
Total Corporate Bonds (Cost $9,200)		9,212
BANK LOANS 10.2% (8)		
Automotive 0.2%		
Wand NewCo 3, FRN, 3M USD LIBOR + 3.50%, 6.014%, 2/5/26	95	95
		95
Basic Industry 0.4%		
Aleris International, FRN, 3M USD LIBOR + 4.75%, 7.243%, 2/27/23	40	40
Encapsys, FRN, 3M USD LIBOR + 3.25%, 5.743%, 11/7/24	30	29
Encapsys, FRN, 3M USD LIBOR + 7.50%, 9.993%, 11/7/25 (4)	60	57

LTI Holdings, FRN, 3M USD LIBOR + 3.50%, 5.993%, 9/6/25	60	59
		185
Capital Goods 1.3%		
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 3.75%, 6.243%, 8/1/25	55	55
Brookfield WEC Holdings, FRN, 3M USD LIBOR + 6.75%, 9.243%, 8/3/26	75	75
BWAY, FRN, 3M USD LIBOR + 3.25%, 6.033%, 4/3/24	103	101
Reynolds Group Holdings, FRN, 3M USD LIBOR + 3.00%, 5.243%, 2/5/23	98	97
StandardAero Aviation Holdings, FRN, 3M USD LIBOR + 3.75%, 6.25%, 7/7/22	73	74
Welbilt, FRN, 3M USD LIBOR + 2.50%, 4.993%, 10/23/25 (4)	94	93
Zekelman Industries, FRN, 3M USD LIBOR + 2.25%, 4.73%, 6/14/21	65	65
		560
Communications 1.4%		
Asurion, FRN, 3M USD LIBOR + 2.75%, 5.493%, 8/4/22	64	64
Asurion, FRN, 3M USD LIBOR + 6.00%, 8.993%, 8/4/25	295	299
Cologix, FRN, 3M USD LIBOR + 3.00%, 5.493%, 3/20/24	49	48
Cologix, FRN, 3M USD LIBOR + 7.00%, 9.493%, 3/20/25	105	101
Intelsat Jackson Holdings, 6.625%, 1/2/24	40	40
Zayo Group, FRN, 3M USD LIBOR + 2.00%, 4.493%, 1/19/21	40	40
		592
Consumer Cyclical 1.2%		
Formula One Management, FRN, 3M USD LIBOR + 2.50%, 4.993%, 2/1/24	114	112
Four Seasons Hotels, FRN, 3M USD LIBOR + 2.00%, 4.493%, 11/30/23	74	73
KFC Holding, FRN, 3M USD LIBOR + 1.75%, 4.231%, 4/3/25	58	58
NVA Holdings, FRN, 3M USD LIBOR + 2.75%, 5.243%, 2/2/25	89	87
Trans Union, FRN, 3M USD LIBOR + 2.00%, 4.493%, 6/19/25	85	84
UFC Holdings, FRN, 3M USD LIBOR + 3.25%, 5.75%, 8/18/23	40	40

Santander Drive Auto Receivables Trust Series 2018-1, Class C 2.96%, 3/15/24	285	284
		1,556
Credit Card 0.5%		
Synchrony Credit Card Master Note Trust Series 2018-1, Class C 3.36%, 3/15/24	230	229
		229
Other Asset-Backed Securities 7.5%		
Arby's Funding Series 2015-1A, Class A2 4.969%, 10/30/45 (2)	116	118
Avis Budget Rental Car Funding Aesop Series 2019-1A, Class C 4.53%, 3/20/23 (2)	130	131
BlueMountain Series 2012-2A, Class AR2, CLO, FRN 3M USD LIBOR + 1.05%, 3.694%, 11/20/28 (2)	295	294
Driven Brands Funding Series 2018-1A, Class A2 4.739%, 4/20/48 (2)	184	186
Galaxy XXIX Series 2018-29A, Class B, CLO, FRN 3M USD LIBOR + 1.40%, 4.084%, 11/15/26 (2)	375	369
Halcyon Loan Advisors Funding Series 2014-3A, Class B1R, CLO, FRN 3M USD LIBOR + 1.70%, 4.461%, 10/22/25 (2)	315	315
Hardee's Funding Series 2018-1A, Class A2I 4.25%, 6/20/48 (2)	195	196
Hilton Grand Vacations Trust Series 2017-AA, Class B 2.96%, 12/26/28 (2)	178	175
Magnetite XVI Series 2015-16A, Class BR, CLO, FRN 3M USD LIBOR + 1.20%, 3.98%, 1/18/28 (2)	285	278
Marriott Vacation Club Owner Trust Series 2012-1A, Class A 2.51%, 5/20/30 (2)	55	54

Octagon Investment Partners XXIII Series 2015-1A, Class BR, CLO, FRN 3M USD LIBOR + 1.20%, 3.987%, 7/15/27 (2)	250	243
OZLM VIII Series 2014-8A, Class A2RR, CLO, FRN 3M USD LIBOR + 1.80%, 4.255%, 10/17/29 (2)	295	293
Planet Fitness Master Issuer Series 2018-1A, Class A2I 4.262%, 9/5/48 (2)	200	201
Sierra Timeshare Receivables Funding Series 2016-3A, Class B 2.63%, 10/20/33 (2)	199	195
Sierra Timeshare Receivables Funding Series 2015-2A, Class B 3.02%, 6/20/32 (2)	36	36
Sonic Capital Series 2018-1A, Class A2 4.026%, 2/20/48 (2)	110	108
		3,192
Student Loan 0.4%		
Navient Private Education Loan Trust Series 2017-A, Class B 3.91%, 12/16/58 (2)	175	171
		171
Total Asset-Backed Securities (Cost $5,178)		5,148
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 17.1%		
Collateralized Mortgage Obligations 12.0%		
Angel Oak Mortgage Trust Series 2019-1, Class B1, CMO, ARM 5.40%, 11/25/48 (2)	210	211
Angel Oak Mortgage Trust Series 2019-1, Class M1, CMO, ARM 4.50%, 11/25/48 (2)	155	156
Bayview Opportunity Master Fund Trust Series 2017-SPL4, Class A, CMO, ARM 3.50%, 1/28/55 (2)	190	189

Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A, CMO, ARM 4.631%, 3/25/37	198	194
COLT Mortgage Loan Trust Series 2017-1, Class A3, CMO, ARM 3.074%, 5/27/47 (2)	30	30
COLT Mortgage Loan Trust Series 2017-2, Class A3A, CMO, ARM 2.773%, 10/25/47 (2)	36	36
COLT Mortgage Loan Trust Series 2018-2, Class M1, CMO, ARM 4.189%, 7/27/48 (2)	195	195
Deephaven Residential Mortgage Trust Series 2017-3A, Class A3, CMO, ARM 2.813%, 10/25/47 (2)	80	79
Deephaven Residential Mortgage Trust Series 2018-2A, Class A3, CMO, ARM 3.684%, 4/25/58 (2)	113	113
Deephaven Residential Mortgage Trust Series 2018-3A, Class M1, CMO, ARM 4.357%, 8/25/58 (2)	200	199
Deephaven Residential Mortgage Trust Series 2019-1A, Class M1, CMO, ARM 4.402%, 1/25/59 (2)	210	210
Flagstar Mortgage Trust Series 2017-2, Class B1, CMO, ARM 4.136%, 10/25/47 (2)	268	270
Freddie Mac Whole Loan Securities Trust Series 2017-SC01, Class M1, CMO, ARM 3.596%, 12/25/46 (2)	351	349
Galton Funding Mortgage Trust Series 2017-1, Class B2, CMO, ARM 3.95%, 7/25/56 (2)	182	180
Seasoned Credit Risk Transfer Trust Series 2016-1, Class M1, CMO, ARM 3.00%, 9/25/55 (2)	130	124
Seasoned Credit Risk Transfer Trust Series 2017-2, Class M1, CMO, ARM 4.00%, 8/25/56 (2)	320	312
Sequoia Mortgage Trust Series 2018-CH3, Class A19, CMO, ARM 4.50%, 8/25/48 (2)	167	170

Sequoia Mortgage Trust Series 2018-CH4, Class A19, CMO, ARM 4.50%, 10/25/48 (2)	180	184
Structured Agency Credit Risk Debt Notes Series 2017-SPI1, Class M2, CMO, ARM 3.981%, 9/25/47 (2)	320	298
Structured Agency Credit Risk Debt Notes Series 2018-SPI1, Class M2, CMO, ARM 3.745%, 2/25/48 (2)	310	280
Structured Agency Credit Risk Debt Notes Series 2018-SPI2, Class M2, CMO, ARM 3.819%, 5/25/48 (2)	155	139
Structured Agency Credit Risk Debt Notes Series 2018-SPI3, Class M1, CMO, ARM 4.167%, 8/25/48 (2)	137	137
Structured Agency Credit Risk Debt Notes Series 2018-SPI4, Class M2, CMO, ARM 4.46%, 11/25/48 (2)	158	150
Towd Point Mortgage Trust Series 2016-5, Class A1, CMO, ARM 2.50%, 10/25/56 (2)	62	61
Towd Point Mortgage Trust Series 2018-3, Class A1, CMO, ARM 3.75%, 5/25/58 (2)	180	181
Verus Securitization Trust Series 2018-2, Class A3, CMO, ARM 3.83%, 6/1/58 (2)	151	151
Verus Securitization Trust Series 2018-3, Class M1, CMO, ARM 4.595%, 10/25/58 (2)	202	202
Verus Securitization Trust Series 2018-INV1, Class A2, CMO, ARM 3.849%, 3/25/58 (2)	156	157
Verus Securitization Trust Series 2018-INV2, Class A1FX, CMO, ARM 4.148%, 10/25/58 (2)	197	198
		5,155
Commercial Mortgage-Backed Securities 5.1%		
Ashford Hospitality Trust Series 2018-ASHF, Class C, ARM 1M USD LIBOR + 1.40%, 3.889%, 4/15/35 (2)	190	189

Atrium Hotel Portfolio Trust Series 2017-ATRM, Class C, ARM 1M USD LIBOR + 1.65%, 4.139%, 12/15/36 (2)	190	189
BX Trust Series 2017-IMC, Class D, ARM 1M USD LIBOR + 2.25%, 4.739%, 10/15/32 (2)	190	189
Citigroup Commercial Mortgage Trust Series 2019-SST2, Class E, ARM 1M USD LIBOR + 2.00%, 4.50%, 12/15/36 (2)	300	300
Commercial Mortgage Trust Series 2014-UBS6, Class C, ARM 4.457%, 12/10/47	285	281
GS Mortgage Securities Trust Series 2016-RENT, Class D, ARM 4.067%, 2/10/29 (2)	202	202
GS Mortgage Securities Trust Series 2018-FBLU, Class D, ARM 1M USD LIBOR + 2.00%, 4.489%, 11/15/35 (2)	200	199
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT, Class CFX 4.95%, 7/5/33 (2)	195	204
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class AS 3.561%, 4/15/48	290	289
SLIDE Series 2018-FUN, Class E, ARM 1M USD LIBOR + 2.30%, 4.789%, 6/15/31 (2)	124	124
		2,166
Total Non-U.S. Government Mortgage-Backed Securities (Cost $7,328)		7,321

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 33.5%

U.S. Government Agency Obligations 30.3% (10)

Federal Home Loan Mortgage		
3.00%, 1/1/48 - 3/1/48	849	830
3.50%, 3/1/46	299	300

Federal National Mortgage Assn.		
3.00%, 11/1/48	44	43
3.50%, 3/1/45 - 6/1/48	558	562
4.00%, 12/1/40 - 10/1/48	961	986
4.50%, 6/1/44 - 11/1/48	243	255
5.00%, 7/1/41	193	207
Federal National Mortgage Assn., TBA		
2.50%, 3/1/49(11)	370	351
3.00%, 3/1/49(11)	490	479
3.50%, 3/1/49(11)	2,235	2,235
4.00%, 3/1/49(11)	5,355	5,459
4.50%, 3/1/49(11)	700	724
5.00%, 3/1/49(11)	510	535
		12,966
U.S. Government Obligations 3.2%		
Government National Mortgage Assn.		
3.50%, 9/20/43 - 8/20/46	314	318
4.50%, 6/20/48	235	243
5.00%, 11/20/40 - 11/20/47	545	571
Government National Mortgage Assn., CMO, IO, 3.50%, 3/20/43	379	44
Government National Mortgage Assn., TBA, 5.00%, 3/20/49 (11)	170	177
		1,353
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $14,374)		14,319
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 23.6%		
U.S. Treasury Obligations 23.6%		
U.S. Treasury Bonds, 2.875%, 11/15/46	1,015	976
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 7/15/28	936	936
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	505	475

U.S. Treasury Inflation-Indexed Notes, 0.625%, 4/15/23	1,770	1,768
U.S. Treasury Notes, 2.25%, 2/15/27	355	345
U.S. Treasury Notes, 2.375%, 1/31/23	1,035	1,029
U.S. Treasury Notes, 2.375%, 5/15/27	625	612
U.S. Treasury Notes, 2.50%, 1/31/21	1,250	1,249
U.S. Treasury Notes, 2.50%, 1/31/24	900	899
U.S. Treasury Notes, 2.625%, 8/31/20	715	716
U.S. Treasury Notes, 2.625%, 2/28/23 (12)	1,105	1,109
Total U.S. Treasury Obligations		10,114
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $10,078)		10,114
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.7%		
Government Sponsored 0.5%		
First Abu Dhabi Bank, VR, 5.25% (1)(3)	200	201
		201
Local Authorities 0.5%		
Puerto Rico Commonwealth Aqueduct & Sewer Auth., Series B, 5.35%, 7/1/27	250	231
		231
Owned No Guarantee 1.7%		
CNAC HK Finbridge, 4.625%, 3/14/23	200	205
Emirates NBD Tier 1, VR, 5.75% (1)(3)	200	200
Petrobras Global Finance, 7.375%, 1/17/27	100	110
Syngenta Finance, 3.933%, 4/23/21 (2)	205	205
		720
Treasuries 1.0%		
Israel Gov't Bond, 5.50%, 1/31/42 (ILS)	1,100	434
		434
Total Foreign Government Obligations & Municipalities (Cost $1,579)		1,586

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.0%

OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	Value
Citibank	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX HY-S31, 5 Year Index 12/20/23), Pay 5.00% Quarterly, Receive upon credit default, 3/20/19 @ 1.03%* (6)	1	1,000	1
Total OTC Options Purchased (Cost $3)				1
Total Options Purchased (Cost $3)				1

Total Investments in Securities	
126.1% of Net Assets (Cost $54,057)	$ 53,973

‡ Par/Shares and Notional Amounts are denominated in U.S. dollars unless otherwise noted.

* Exercise Spread

(1) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $13,532 and represents 31.6% of net assets.

(3) Perpetual security with no stated maturity date.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(6) Non-income producing

(7) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(8) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(9) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $119 and represents 0.3% of net assets.

(10) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

The accompanying notes are an integral part of this Portfolio of Investments.

T. ROWE PRICE TOTAL RETURN FUND
Unaudited

NOTES TO PORTFOLIO OF INVESTMENTS

T. Rowe Price Total Return Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to maximize total return through income and, secondarily, capital appreciation.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date basis.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction.

New Accounting Guidance
In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and each class's net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 - quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 - inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 - unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the period ended February 28, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any. The change in unrealized gain/loss on Level 3 instruments held at February 28, 2019, totaled $(4,000) for the period ended February 28, 2019.

During the period, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 28, 2019, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of February 28, 2019, securities valued at $406,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts
The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values and potential losses in excess of the fund’s initial investment.

Options
The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or credit ratings, and, for options written, potential losses in excess of the fund’s initial investment.

Swaps
The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt
At February 28, 2019, approximately 26% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations
The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to particular securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of February 28, 2019, no collateral had been posted by the fund to counterparties for MSFTA Transactions.

Bank Loans
The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Mortgage-Backed Securities
The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

NOTE 5 – RELATED PARTY TRANSACTIONS

The fund may invest its cash reserves in certain open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Total Return Fund, Inc.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date April 24, 2019

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date April 24, 2019

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 24, 2019